Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-20891

Third Avenue Trust

(the “Trust”)

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Real Estate Value Fund

Supplement dated October 3, 2022 to the
Statement of Additional Information (“SAI”) dated March 1, 2022

Effective October 1, 2022, the Board of Trustees of the Trust accepted T. Richard Keyes’ resignation as Treasurer and Chief Financial Officer of the Trust and appointed Christine S. Catanzaro to serve as Treasurer and Chief Financial Officer of the Trust and T. Richard Keyes to serve as Vice President of the Trust.  Accordingly, the information with respect to the Treasurer and Chief Financial Officer in the “Principal Trust Officers” table under the section entitled “Trustees and Officers” on page 32 of the SAI of the Trust is hereby deleted in its entirety and replaced with the following and the information with respect to the Vice President is added as follows:

Principal
		Term of Office	Occupation(s)
Name and Date	Position(s) Held	and Length of	During Past
of Birth	with Trust	Time Served	Five Years
Christine S. Catanzaro Date of Birth: 8/84	Treasurer and Chief Financial Officer	Shall serve until death, resignation, or removal. Officer since 2022.	Financial Reporting Consultant from October 2020 to September 2022; Senior Manager, Ernst & Young LLP from March 2013 to October 2020.

T. Richard Keyes Date of Birth: 1/57	Vice President	Shall serve until death, resignation, or removal. Officer since 2016.	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from February 2006 to July 2016.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE